Exhibit 32.2

CERTIFICATION OF

CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES OXLEY ACT OF 2002

Solely for the purposes of complying with 18 U.S.C. s.1350 as adopted pursuant to section 906 of the Sarbanes-Oxley act of 2002, I, the undersigned Chief Financial Officer of Nutex Health Inc. (the “Company”), hereby certify, based on my knowledge, that the Quarterly Report on Form 10-Q of the Company for the quarter ended September 30, 2024, (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 7, 2024

By:	/s/ Jon C. Bates
Jon C. Bates
Chief Financial Officer
(principal financial officer)